PROSPECTUS

DECEMBER 1,
 2003
(as revised)

[LORD ABBETT LOGO]

LORD ABBETT
  DEVELOPING GROWTH FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                             PAGE
                              THE FUND

            What you should know   Goal                                       2
                  about the Fund   Principal Strategy                         2
                                   Main Risks                                 2
                                   Performance                                3
                                   Fees and Expenses                          4
                                   Additional Investment Information          5
                                   Management                                 6

                             YOUR INVESTMENT

        Information for managing   Purchases                                  7
               your Fund account   Sales Compensation                         12
                                   Opening Your Account                       13
                                   Redemptions                                14
                                   Distributions and Taxes                    15
                                   Services For Fund Investors                15

                        FINANCIAL INFORMATION

                                   Financial Highlights                       17

                       ADDITIONAL INFORMATION

How to learn more about the Fund   Back Cover
     and other Lord Abbett Funds

                                    THE FUND

GOAL

     The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential. The Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Normally, the Fund invests at least 65% of its net assets in equity securities of small companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. We define this as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment in the Fund will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. GROWTH STOCKS tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR DEVELOPING GROWTH FUND refers to Lord Abbett Developing Growth Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                            DEVELOPING GROWTH FUND      Symbols: Class A - LAGWX
                                                                 Class B - LADBX
                                                                 Class C - LADCX
                                                                 Class P - LADPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

1993          12.6%
1994           6.2%
1995          45.7%
1996          22.2%
1997          30.8%
1998           8.3%
1999          38.2%
2000         -17.7%
2001          -7.0%
2002         -29.5%

BEST QUARTER     4th Q'98      +28.3%
WORST QUARTER    3rd Q'02      -23.8%

     The total return of the Fund's Class A shares for the nine-month period from January 1, 2003 to September 30, 2003 was 28.85%.

--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------

SHARE CLASS                              1 YEAR     5 YEARS      10 YEARS    LIFE OF FUND
Class A Shares
Return Before Taxes                      -33.60%     -5.33%        7.79%           -
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions      -33.60%     -5.92%        4.80%           -
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Fund Shares                 -20.63%     -4.33%        4.91%           -
-----------------------------------------------------------------------------------------
Class B Shares                           -32.75%     -4.97%           -         2.36%(1)
-----------------------------------------------------------------------------------------
Class C Shares                           -29.77%     -4.73%           -         2.42%(1)
-----------------------------------------------------------------------------------------
Class P Shares                           -29.58%         -            -        -4.34%(1)
-----------------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)
(reflects no deduction for fees,
 expenses, or taxes)                     -30.26%     -6.59%        2.62%           -
                                                                               -1.46%(3)
                                                                               -6.59%(4)
-----------------------------------------------------------------------------------------

(1) The date each class was first offered to the public is: Class B - 8/1/96; Class C - 8/1/96, and Class P - 1/5/98.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 7/31/96 to 12/31/02, to correspond with the Class B and Class C periods shown.
(4) Represents total return for the period 12/31/97 to 12/31/02, to correspond with the Class P period shown.

[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                          DEVELOPING GROWTH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                                               CLASS A   CLASS B(1)    CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
 (as a % of offering price)                                     5.75%(2)    none        none         none
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (see"Purchases")(3)               none(4)     5.00%       1.00%(5)     none
-----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted
 from Fund assets) (as a % of average net assets)
-----------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                              0.52%       0.52%       0.52%        0.52%
-----------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(6)                        0.35%(7)    1.00%       1.00%        0.45%
-----------------------------------------------------------------------------------------------------------
Other Expenses(7)                                               0.37%       0.37%       0.37%        0.37%
-----------------------------------------------------------------------------------------------------------
Total Operating Expenses(7)                                     1.24%       1.89%       1.89%        1.34%
-----------------------------------------------------------------------------------------------------------

(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS              1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class A Shares            $ 694       $ 946       $ 1,217      $ 1,989
-------------------------------------------------------------------------
Class B Shares            $ 692       $ 894       $ 1,221      $ 2,042
-------------------------------------------------------------------------
Class C Shares            $ 292       $ 594       $ 1,021      $ 2,212
-------------------------------------------------------------------------
Class P Shares            $ 136       $ 425       $   734      $ 1,613
-------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                         1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class A Shares            $ 694       $ 946       $ 1,217      $ 1,989
-------------------------------------------------------------------------
Class B Shares            $ 192       $ 594       $ 1,021      $ 2,042
-------------------------------------------------------------------------
Class C Shares            $ 192       $ 594       $ 1,021      $ 2,212
-------------------------------------------------------------------------
Class P Shares            $ 136       $ 425       $   734      $ 1,613
-------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques. None of these techniques are principal investment strategies of the Fund.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $62 billion in more than 40 mutual funds and other advisory accounts as of September 30, 2003.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following annual rates:

          .75 of 1% on the first $100 million of average daily net assets,

          .50 of 1% on average daily net assets over $100 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended July 31, 2003 was at an annual rate of .52 of 1% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

    INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. F. Thomas O'Halloran, Partner and Investment Manager, heads the team. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. The other senior members include John J. DiChiaro and Lesley-Jane Dixon. Mr. DiChiaro, Partner and Portfolio Manager, joined Lord Abbett in 2000. Prior to joining Lord Abbett, Mr. DiChiaro was Vice President-Securities Group with Wafra Investment Advisory Group. He has been in the investment business since 1979. Ms. Dixon, Partner and Senior Research Analyst, joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1986.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

     NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV. In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available are valued under fair value procedures approved by the Board. Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

     All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

CLASS A   - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances
          - generally lowest annual expenses due to lower 12b-1 fees
CLASS B   - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
          - higher annual expenses than Class A shares due to higher 12b-1 fees
          - automatically converts to Class A shares after eight years
CLASS C   - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
          - higher annual expenses than Class A shares due to higher 12b-1 fees
CLASS P   - available only to certain investors
          - no front-end sales charge and no CDSC
          - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                                    TO COMPUTE          MAXIMUM DEALER'S
                            AS A % OF           AS A % OF         OFFERING PRICE           CONCESSION
YOUR INVESTMENT          OFFERING PRICE      YOUR INVESTMENT       DIVIDE NAV BY      (% OF OFFERING PRICE)
-----------------------------------------------------------------------------------------------------------
Less than $50,000             5.75%               6.10%                .9425                  5.00%
-----------------------------------------------------------------------------------------------------------
$50,000 to $99,999            4.75%               4.99%                .9525                  4.00%
-----------------------------------------------------------------------------------------------------------
$100,000 to $249,999          3.95%               4.11%                .9605                  3.25%
-----------------------------------------------------------------------------------------------------------
$250,000 to $499,999          2.75%               2.83%                .9725                  2.25%
-----------------------------------------------------------------------------------------------------------
$500,000 to $999,999          1.95%               1.99%                .9805                  1.75%
-----------------------------------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                              1.0000                      +
-----------------------------------------------------------------------------------------------------------

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any ELIGIBLE FUND already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE, OR IF YOU HAVE HOLDINGS OF ELIGIBLE FUNDS IN ACCOUNTS WITH OTHER FINANCIAL INTERMEDIARIES. YOU MAY NEED TO SUPPLY INFORMATION TO ESTABLISH THAT YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE. IF YOU OR YOUR FINANCIAL INTERMEDIARY DO NOT SO INFORM THE FUND OR SUPPLY THE REQUESTED INFORMATION, YOU MAY NOT RECEIVE THE REDUCED SALES CHARGE FOR WHICH YOU MIGHT OTHERWISE QUALIFY.


ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT www.LordAbbett.com.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     - purchases of $1 million or more, *

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),

     - purchases through a broker-dealer operating in an omnibus environment with Lord Abbett that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, and that does not offer (directly or through affiliates) a mutual fund wrap account program, so long as the purchases are within 30 days of and with the proceeds from a redemption of a non-Lord Abbett-sponsored fund, or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
Dealer Concession Schedule - Class A Shares
(for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                  FRONT-END
CLASS A INVESTMENTS               SALES CHARGE*              DEALER'S CONCESSION
--------------------------------------------------------------------------------
First $5 million                  None                       1.00%
--------------------------------------------------------------------------------
Next $5 million above that        None                       0.55%
--------------------------------------------------------------------------------
Next $40 million above that       None                       0.50%
--------------------------------------------------------------------------------
Over $50 million                  None                       0.25%
--------------------------------------------------------------------------------

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the # Your Investment concessions payable with respect to the Class A shares investment. The Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, the Fund will waive any CDSC that might otherwise have applied to any such purchase.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

   1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

   2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

   3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                    CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                        ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                    SUBJECT TO CHARGE)
On                             Before
--------------------------------------------------------------------------------
                               1st                          5.0%
--------------------------------------------------------------------------------
1st                            2nd                          4.0%
--------------------------------------------------------------------------------
2nd                            3rd                          3.0%
--------------------------------------------------------------------------------
3rd                            4th                          3.0%
--------------------------------------------------------------------------------
4th                            5th                          2.0%
--------------------------------------------------------------------------------
5th                            6th                          1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                      None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     - death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                          CLASS A        CLASS B      CLASS C       CLASS P
--------------------------------------------------------------------------------
Service                       .25%           .25%         .25%          .20%
--------------------------------------------------------------------------------
Distribution                  .10%*          .75%         .75%          .25%
--------------------------------------------------------------------------------

* Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     - Regular Account                                               $ 1,000
--------------------------------------------------------------------------------
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                  $   250
--------------------------------------------------------------------------------
     - Uniform Gift to Minor Account                                 $   250
--------------------------------------------------------------------------------
     - Invest-A-Matic                                                $   250
--------------------------------------------------------------------------------

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT DEVELOPING GROWTH FUND, INC.
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate Of
  John W. Doe

  [Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]

[SEAL]

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income, however, certain qualified dividends that the Fund receives may be subject to a reduced tax rate. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing
INVEST-A-MATIC      You can make fixed, periodic investments ($250 initial and
(Dollar-cost        $50 subsequent minimum) into your Fund account by means of
averaging)          automatic money transfers from your bank checking account.
                    See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC         You can make regular withdrawals from most Lord
WITHDRAWAL         Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")       paid to you from your account in fixed or variable amounts.
                   To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES     The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND        Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES     shares will be redeemed in the order described under "CDSC"
                   under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                          DEVELOPING GROWTH FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

                                                                                CLASS A SHARES
                                             -------------------------------------------------------------------------------------
                                                  YEAR ENDED 7/31           2/1/2001                   YEAR ENDED 1/31
                                             ------------------------          TO          ---------------------------------------
PER SHARE OPERATING PERFORMANCE                 2003           2002        7/31/2001*        2001           2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD         $   11.11      $   14.76      $    17.10      $   19.55      $   16.25      $   14.27
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss(a)                           (.11)          (.13)           (.07)          (.12)          (.11)          (.07)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)          2.44          (3.52)          (2.27)         (1.61)          4.10           2.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  2.33          (3.65)          (2.34)         (1.73)          3.99           2.03
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET REALIZED GAIN                                 --             --              --           (.72)          (.69)          (.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $   13.44      $   11.11      $    14.76      $   17.10      $   19.55      $   16.25
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  20.97%        (24.73)%        (13.68)%(c)     (9.37)%        25.33%         14.24%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions           1.29%          1.24%            .61%(c)       1.11%          1.20%           .98%
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           1.29%          1.24%            .61%(c)       1.11%          1.20%           .98%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                              (.95)%         (.91)%          (.46)%(c)      (.66)%         (.64)%         (.46)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                  YEAR ENDED 7/31            2/1/2001                  YEAR ENDED 1/31
                                             --------------------------        TO         -----------------------------------------
SUPPLEMENTAL DATA:                              2003           2002         7/31/2001*       2001           2000           1999
NET ASSETS, END OF PERIOD (000)              $   609,041    $   718,944    $ 1,070,737    $ 1,309,513    $ 1,742,136    $   884,246
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            71.59%         47.37%         22.14%         37.86%         50.13%         30.89%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS B SHARES
                                             -------------------------------------------------------------------------------------
                                                  YEAR ENDED 7/31           2/1/2001                   YEAR ENDED 1/31
                                             ------------------------          TO          ---------------------------------------
PER SHARE OPERATING PERFORMANCE                 2003           2002        7/31/2001*        2001           2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD         $   10.69      $   14.27      $    16.58      $   19.09      $   15.98      $   14.12
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss(a)                           (.17)          (.20)           (.11)          (.23)          (.21)          (.17)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)          2.32          (3.38)          (2.20)         (1.56)          4.01           2.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  2.15          (3.58)          (2.31)         (1.79)          3.80           1.89
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET REALIZED GAIN                                 --             --              --           (.72)          (.69)          (.03)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $   12.84      $   10.69      $    14.27      $   16.58      $   19.09      $   15.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  20.11%        (25.09)%        (13.93)%(c)     (9.92)%        24.55%         13.37%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions           1.92%          1.85%            .91%(c)       1.75%          1.79%          1.72%
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           1.92%          1.85%            .91%(c)       1.75%          1.79%          1.72%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                             (1.58)%        (1.50)%          (.76)%(c)     (1.31)%        (1.24)%        (1.19)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                  YEAR ENDED 7/31            2/1/2001                  YEAR ENDED 1/31
                                             --------------------------        TO         -----------------------------------------
SUPPLEMENTAL DATA:                              2003           2002         7/31/2001*       2001           2000           1999
NET ASSETS, END OF PERIOD (000)              $   141,698    $   140,608    $   228,279    $   289,393    $   363,168    $   197,028
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            71.59%         47.37%         22.14%         37.86%         50.13%         30.89%
-----------------------------------------------------------------------------------------------------------------------------------

                                                          DEVELOPING GROWTH FUND

                                                                                CLASS C SHARES
                                             -------------------------------------------------------------------------------------
                                                  YEAR ENDED 7/31           2/1/2001                   YEAR ENDED 1/31
                                             ------------------------          TO          ---------------------------------------
PER SHARE OPERATING PERFORMANCE                 2003           2002        7/31/2001*        2001           2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD         $   10.73      $   14.28      $    16.60      $   19.11      $   16.00      $   14.13
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss(a)                           (.17)          (.16)           (.11)          (.23)          (.21)          (.17)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)          2.33          (3.39)          (2.21)         (1.56)          4.01           2.07
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  2.16          (3.55)          (2.32)         (1.79)          3.80           1.90
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET REALIZED GAIN                                 --             --              --           (.72)          (.69)          (.03)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $   12.89      $   10.73      $    14.28      $   16.60      $   19.11      $   16.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  20.13%        (24.86)%        (13.98)%(c)     (9.86)%        24.45%         13.43%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions           1.92%          1.57%            .91%(c)       1.75%          1.79%          1.72%
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           1.92%          1.57%            .91%(c)       1.75%          1.79%          1.72%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                             (1.58)%        (1.22)%          (.76)%(c)     (1.31)%        (1.24)%        (1.20)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                  YEAR ENDED 7/31            2/1/2001                  YEAR ENDED 1/31
                                             --------------------------        TO         -----------------------------------------
SUPPLEMENTAL DATA:                              2003           2002         7/31/2001*       2001           2000           1999
NET ASSETS, END OF PERIOD (000)              $    87,959    $    95,423    $   168,691    $   225,189    $   302,528    $   131,828
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            71.59%         47.37%         22.14%         37.86%         50.13%         30.89%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS P SHARES
                                             -------------------------------------------------------------------------------------
                                                  YEAR ENDED 7/31           2/1/2001                   YEAR ENDED 1/31
                                             ------------------------          TO          ---------------------------------------
PER SHARE OPERATING PERFORMANCE                 2003           2002        7/31/2001*        2001           2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD         $   11.05      $   14.67      $    17.00      $   19.46      $   16.19      $   14.26
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss(a)                           (.11)          (.13)           (.07)          (.14)          (.12)          (.10)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)          2.41          (3.49)          (2.26)         (1.60)          4.08           2.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  2.30          (3.62)          (2.33)         (1.74)          3.96           1.98
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET REALIZED GAIN                                 --             --              --           (.72)          (.69)          (.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $   13.35      $   11.05      $    14.67      $   17.00      $   19.46      $   16.19
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  20.81%        (24.68)%        (13.71)%(c)     (9.47)%        25.24%         13.89%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions           1.37%          1.30%            .63%(c)       1.20%          1.25%          1.17%
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           1.37%          1.30%            .63%(c)       1.20%          1.25%          1.17%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                             (1.03)%         (.96)%          (.49)%(c)      (.76)%         (.70)%         (.70)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                  YEAR ENDED 7/31            2/1/2001                  YEAR ENDED 1/31
                                             --------------------------        TO         -----------------------------------------
SUPPLEMENTAL DATA:                              2003           2002         7/31/2001*       2001           2000           1999
NET ASSETS, END OF PERIOD (000)              $    89,452    $    82,576    $   121,444    $   155,975    $   155,611    $    55,649
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            71.59%         47.37%         22.14%         37.86%         50.13%         30.89%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
*The Fund changed its fiscal year-end from January 31 to July 31.

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder     ADDITIONAL INFORMATION
account inquiries call the
Fund at:
800-821-5129. For                   More information on the Fund is available
literature requests                 free upon request, including the
call the Fund at:                   following:
888-522-2388.
                                    ANNUAL/SEMI-ANNUAL REPORT
BY MAIL. Write to the Fund at:      The Fund's Annual and Semi-Annual Reports
The Lord Abbett Family of Funds     contain more information about the Fund's
90 Hudson Street                    investments. The Annual Report also
Jersey City, NJ 07302-3973          includes details about the market
                                    conditions and investment strategies that
VIA THE INTERNET.                   had a significant effect on the Fund's
LORD, ABBETT & CO. LLC              performance during the last fiscal year.
www.LordAbbett.com
                                    STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Text only versions of Fund          Provides more details about the Fund and
documents can be viewed             its policies. A current SAI is on file
online or downloaded from the       with the Securities and Exchange
SEC: www.sec.gov                    Commission ("SEC") and is incorporated by
                                    reference (is legally considered part of
You can also obtain                 this prospectus).
copies by visiting the
SEC's Public Reference
Room in Washington, DC
(phone 202-942-8090) or
by sending your request
and a duplicating fee to
the SEC's Public
Reference Section,
Washington, DC 20549-0102
or by sending your
request electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


  Lord Abbett Mutual Fund shares are distributed by:                                                            LADG-1
             LORD ABBETT DISTRIBUTOR LLC                        Lord Abbett Developing Growth Fund, Inc.        (1/04)
90 Hudson Street - Jersey City, New Jersey 07302-3973

                                                                SEC FILE NUMBER: 811-2871

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